SCHEDULE 14C
                                 (RULE 14C-101)
                  INFORMATION REQUIRED IN INFORMATION STATEMENT
                            SCHEDULE 14C INFORMATION
                 INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No. 1)

Check the appropriate box:

           [ ]    Preliminary Information Statement
           [ ]    Confidential, for Use of the Commission Only (as
                  permitted by Rule 14c-5 (d) (2))
           [X]    Definitive Information Statement (Supplemental
                  Materials)

                                INFOGRAMES, INC.
                    (formerly GT Interactive Software Corp.)
                (Name of Registrant as Specified in its Charter)
                  (Name of Person(s) Filing Proxy Statement, if
                          Other Than the Registrant(s)
Payment of Filing Fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on the table below per Exchange Act Rules 14c-5(g) and 0-11.

(1)    Title of each class of securities to which transaction applies:

(2)    Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)    Proposed maximum aggregate value of transaction:

(5)    Total fee paid:

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)    Amount Previously Paid:

(2)    Form, Schedule or Registration Statement No.:

(3)    Filing Party:





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(4)    Date Filed:





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                                INFOGRAMES, INC.

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016

                        INFORMATION STATEMENT SUPPLEMENT

                                  June 5, 2000

         This Information Statement Supplement (this "Supplement") is being furnished on or about June 5, 2000 by Infogrames, Inc. (formerly GT Interactive Software Corp.), a Delaware corporation (the "Company"), to the stockholders of record of the Company as of the close of business on May 8, 2000 (the "Record Date"). This Supplement should be read in conjunction with the accompanying Information Statement of the Company dated May 12, 2000 (the "Information Statement").

         The Information Statement describes a recent amendment to the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") to effect a one-for-five reverse stock split of the Company's common stock, $0.01 par value per share (the "Amendment"). The Company planned to distribute the Information Statement to stockholders on May 12, 2000 and to effect the Amendment at the close of business on June 2, 2000. It has recently come to the attention of the Company that stockholders have not received the Information Statement as planned.

         In order to afford the stockholders of the Company a sufficient opportunity to review the accompanying Information Statement, on June 2, 2000, the Board of Directors of the Company and the Company's majority stockholder, California U.S. Holdings, Inc., approved an amendment to the Certificate of Incorporation which, in effect, postpones the effectiveness of the reverse stock split until the close of business on June 26, 2000 (the "New Amendment"). A copy of the New Amendment is attached to this Supplement as Exhibit A. The Record Date for the reverse stock split remains May 8, 2000. The Information Statement is hereby amended to the extent set forth in this Supplement.

                                       By Order of the Board of Directors

                                       /s/ Bruno Bonnell
                                       -----------------------------------
                                       Bruno Bonnell
                                       Chairman and Chief Executive Officer





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                                                                       Exhibit A

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                INFOGRAMES, INC.

                         Pursuant to Section 242 of the
                         General Corporation Law of the
                                State of Delaware

         Infogrames, Inc., a corporation organized and existing under the laws of the State of Delaware (the "Corporation"), hereby certifies as follows:

         FIRST:       The name of the Corporation is Infogrames, Inc.

         SECOND:      The Certificate of Incorporation of the Corporation was
filed with the office of the Secretary of State of the State of Delaware on September 1, 1992 under the name GT Software Corporation. Certificates of Amendment of the Certificate of Incorporation were filed in the office of the Secretary of State of the State of Delaware on April 1, 1993, November 29, 1993 and December 19, 1994. A Restated Certificate of Incorporation was filed on February 22, 1995 and Amended and Restated Certificates of Incorporation were filed on July 31, 1995 and December 19, 1995. Certificates of Amendment of the Amended and Restated Certificate of Incorporation were filed on July 23, 1998, February 14, 2000, May 10, 2000 and May 12, 2000.

         THIRD:       Article FOURTH of the Amended and Restated Certificate of
Incorporation of the Corporation is hereby amended pursuant to Section 242(a)(3) of the DGCL by deleting the paragraph in Article FOURTH which precedes paragraph
(a) of such Article FOURTH and replacing such paragraph with the following paragraph:

         The total number of shares of all classes of stock which the Corporation shall have the authority to issue is 305,000,000 shares, of which 300,000,000 shares, par value $0.01 per share, shall be designated Common Stock, and 5,000,000 shares, par value $0.01 per share, shall be designated Preferred Stock. Effective as of the close of business on June 26, 2000, each share of Common Stock, par value $0.01 per share ("Old Common Stock"), issued and outstanding at such time shall be and hereby is automatically reclassified and changed into one-fifth of one share of Common Stock, par value $0.01 per share, without any action by the holder thereof, provided that fractional shares shall be rounded to the





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         nearest whole share. Effective as of the close of business on
         June 26, 2000, each certificate outstanding and previously representing shares of Old Common Stock shall, until surrendered and exchanged, be deemed, for all corporate purposes, to constitute and represent the number of whole shares of Common Stock of the Corporation into which the outstanding shares of Old Common Stock previously represented by such certificate were converted by virtue of the reverse stock split.

         FOURTH: This Certificate of Amendment to the Corporation's Amended and Restated Certificate of Incorporation was declared advisable and in the best interests of the Corporation by the Board of Directors of the Corporation pursuant to a resolution duly adopted on June 2, 2000, and was subsequently duly adopted in accordance with the provisions of Sections 228 and 242(b) of the DGCL by the written consent of the holders of a majority of the outstanding stock of the Corporation entitled to vote on June 2, 2000. In accordance with Section 228(d) of the DGCL, written notice of this corporate action has been given to all stockholders of record of the Corporation as of May 8, 2000, who have not consented in writing.

         FIFTH:        This Certificate of Amendment shall become effective at
the close of business on June 26, 2000.





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         IN WITNESS WHEREOF, the Corporation has caused this Certificate to be executed this 2nd day of June, 2000.


                             INFOGRAMES, INC.


                             By:    /s/ David Fremed
                             -------------------------------------
                             Name:  David Fremed
                             Title: Chief Financial Officer